SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): June 5, 2000



                           CHESHIRE DISTRIBUTORS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  000-26186              84-1209978
          --------                  ---------              ----------
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                   File No.)             Identification Number)

                     1599 Post Road East, Westport, CT 06880
                     ---------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 255-4116




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ITEM 8.     CHANGE IN FISCAL YEAR

On June 5, 2000, Cheshire Distributors, Inc. (the "Company") changed its annual fiscal period to a fifty-two week period consisting of four thirteen week interim periods, with the fiscal year ending February 28, 2001. The change is not expected to materially impact reported results of operations for the first interim period of fiscal 2000, and will be reflected in the Company's report on Form 10-Q for the period ended May 31, 2000. The Company elected to make this change in its fiscal year to coincide with the fiscal year end of its principal operating subsidiary, Cardoso Cigarette Depot (Proprietary) Limited, which it acquired on April 7, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHESHIRE DISTRIBUTORS, INC.


Date: June 5, 2000                            By: /s/ Jerry M. Kleinberg
                                                 ---------------------------
                                                 Jerry M. Kleinberg
                                                 Chief Financial Officer